Legacy Reserves LP
RBC Capital Markets Energy Conference

June 5-6, 2007

Forward-Looking Statements
Statements made by representatives of Legacy Reserves LP (the “Partnership”) during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the
Partnership based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for oil and natural gas, our ability to replace reserves and efficiently exploit our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those projected as described in the Partnership’s registration statements filed with the
Securities and Exchange Commission.  The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Legacy Reserves LP
Legacy Overview

Legacy History
1981
•

Dale Brown and Jack McGraw formed Brothers Production
Company
•

Kyle McGraw joins Brothers Production as a Petroleum
Engineer
•

Petroleum Strategies and Moriah Properties, Ltd. are formed
by Dale and Cary Brown
•

Significant growth through acquisition through
Brothers-Moriah joint venture
•

Initiated process of forming Legacy Reserves LP
•

Completed private equity placement and Legacy acquired
properties from Brothers, Moriah, MBN and related entities
•

Completed first IPO of the year; closed 5 acquisitions
1983
1991
1999 - 2005
2005
2006
2007

Cary D. Brown, CPA	Chairman & CEO	15 / 17
Steven H. Pruett	President & CFO	18 / 23
Kyle A. McGraw	EVP, Business Development & Land	24 / 24
Paul T. Horne	VP, Operations	21 / 23
William M. Morris, CPA	VP, Controller & CAO	25 / 26

S. Wil VanLoh, Jr.
Managing Partner
Quantum Energy Partners
William D. Sullivan
Former EVP
Anadarko Petroleum
G. Larry Lawrence
Former Controller
Pure Resources
Kyle D. Vann
Former CEO
Entergy - Koch, LP
Legacy Management Team

(1)

Taken from reserve reports prepared by LaRoche Petroleum Consultants, Ltd. as of 12/31/06 for Legacy Reserves LP plus proved reserves from 2007 acquisitions from internal reserve reports: Binger (4.1 MMBoe), TSF/Ameristate (1.4 MMBoe), and Slaughter/Rocker A (1.0 MMBoe).
(2)

1st quarter 2007 production (3,655 Boepd) plus the estimated current production from 2007 acquisitions: Binger (734 Boe/d), TSF/Ameristate (284 Boe/d), and Slaughter/Rocker A
(215 Boe/d).
Asset Overview
•

25.3 MMBoe of proved reserves (1)
•

Reserves-to-production ratio of
over 14 years
•

Diversified across over 2,100
wells
•

70% operated
•

4,888 net Boe per day (2)
•

70% oil

(1)

Source: http://www.utpb.edu
Map Source: Midland Map Company.
Why the Permian Basin?
•

Over 24 BBbls produced since
1921
•

Represents 20% of lower 48 states
and 68% of Texas oil production (1)
•

Multiple producing formations
•

Established infrastructure and
ample take-away capacity
•

Long-lived reserves
•

Predictable, shallow decline rates
•

Fragmented ownership

Top 5
Operators
1,700+
Operators
0.3%
(1)  Ownership based on production.  Permian Basin includes Texas Railroad Commission Districts 7C, 8, 8A and Lea and Eddy County, New Mexico.
Permian Basin data as of July 31, 2005; Legacy production data as of September 30, 2006.
63.6%
36.1%
Consolidation Opportunities in the Permian Basin
•

Fragmented ownership provides
numerous acquisition opportunities
•

Acquisition niche - large PDP
component
•

Connected in Permian Basin deal
network

Asset Transaction Value ($B)
$5
$4
$3
$2
$1
$0
$2.1
$2.0
$3.7
$4.6
$2.0
2002
2003
2004
2005
2006

Note: Per John S. Herold, Inc’s 2007 Global Upstream M&A Review (from publicly available data).  Mid-Continent includes the Permian Basin, excludes corporate transactions.
Active Acquisition Market

30.0
25.0
20.0
15.0
10.0
5.0
0.0
(MMBoe)
1999 - 2002
2003 - 2005
2006 - 2007
1999 - 2002
2003 - 2005
2006 - 2007

LEGACY RESERVES

Aggregate cost of $227
million at an average
cost of $7.75 per Boe
13.1
20.1
29.3
7.0
13.1
7.0
13.1
9.2
Acquisition Track Record

Closing Date	Seller	Field	Closing Purchase ($MM)	Consideration	PDP (%)	R/P (years)	Oil (%)	Proved Reserves (Mboe)	Current Net Prod (boepd)	2006 Cash Flow ($MM)	Reserves ($/boe)	Production ($/boepd)	Cash Flow Multiple
01/30/07	McCabe	Various Permian	$ 2.0	units	100%	7.2	17%	92	35	0.4	$ 21.74	$ 57,143	4.9
04/02/07	Nielson	Binger Unit	$ 46.5	cash/units	82%	15.7	78%	4204	734	9.2	$ 11.06	$ 63,351	5.1
04/16/07	Ameristate	SE New Mexico	$ 5.2	cash	76%	7.9	15%	291	101	1.2	$ 17.87	$ 51,485	4.4
05/25/07	TSF	Spraberry Trend	$ 14.9	cash	81%	15.4	87%	1059	189	3.9	$ 14.07	$ 78,836	3.6
05/31/07	Raven	Slaughter/Rocker A	$ 12.4	cash	100%	12.5	90%	984	215	2.7	$ 12.60	$ 57,674	4.6
Total			$ 81.0		84%	14.3	73%	6630	1274	17.3	$ 12.22	$ 63,579	4.7

5 negotiated transactions averaging:
•

  $12.22 per Boe of proved reserves
•

  84% PDP, 14.3 year R/P
•

  $63,579 per Boepd
•

  4.7 times 2006 cash flow
2007 Acquisition Summary

Legacy Reserves LP
Financial Summary

GP Interest
<0.1%
New Unitholders
29%
144A & Reg D
Unitholders
17%
Sellers of Assets to
Legacy
3%
Founding Investors,
Directors and Management
51%
Ticker:

LGCY
Exchange:

NASDAQ
Unit Price (5/31/07):

$29.68 per unit
Quarterly Distribution:

$0.41 per unit
Yield:

5.5%
Market Capitalization:

$774 million
Note:  As of 4/20/07
Ownership

($ in millions)	March 31, 2007
Current Assets	$15.1
Net PP&E	248.8
Other Assets	9.6
Total Assets	$273.5
Current Liabilities	$6.4
Debt	4.0
Other Liabilities	12.7
Unitholder's Equity	250.4
Total Liabilities and Equity	$273.5

LEGACY RESERVES

Legacy Balance Sheet

($ in millions)	Quarter Ended 6-30-06	9-30-06	12-31-06	3-31-07	LTM
Production (Boe/d)	3,110	3,239	3,620	3,655	3,406
Revenue with realized hedges	$15.9	$13.3	$18.5	$18.4	$66.1
Unrealized hedge gain (loss)	($9.7)	$22.7	$1.8	($9.7)	$5.2
Net income (loss)	($5.3)	$13.9	($2.3)	($4.8)	$1.5
Adjusted EBITDA	$10.6	$7.0	$11.3	$11.1	$39.9

LEGACY RESERVES

Note: Adjusted EBITDA for the quarter ended 9-30-06 unfavorably impacted by $4.0 million swap termination payment for 2007-2008 oil swaps.
Summary Financial Information

$67.46
$67.65
$67.72
1,000
750
500
250
0
(MBbl)
2007
2008
2009
2010
2011
2012
Hedged Volume
Price ($/Bbl)

$7.92
2,500
2,000
1,500
1,000
500
0
(Mcf)
2007
2008
2009
2010
2011
2012
Hedged Volume
Price ($/Mcf)

(1) All hedges are floating for fixed price swaps. Swap volumes and prices starting April 1, 2007 through December 31, 2012.   Waha-NYMEX basis swaps in
place on Henry Hub gas swaps.  Natural gas and oil prices shown are for NYMEX futures, except for certain gas volumes hedged on ANR-Oklahoma and
Waha which trades at a discount to NYMEX Henry Hub.  Additional natural gas liquids swaps have been placed for Binger are not shown.
1,042
1,885
1,736
1,514
274
437
809
747
655
70
132
119
Commodity Price Hedging Summary

Significant Advantages of MLP without IDR
•

Lower cost of capital than traditional MLP structure
–

Unit distribution growth not burdened by IDRs to the GP
–

Cost of equity equals market yield
•

Simple and fair alignment of interests among all investors
–

Investors share equally in all cash flows
–

With significant ownership, management is strongly motivated to increase distributions
•

Facilitates accretive acquisitions
–

Acquisitions are more accretive at a given price
–

Ability to use units as acquisition currency

Legacy Summary
•

Only MLP focused on the oil-weighted Permian Basin
•

Experienced management team with significant equity ownership
•

Tax advantaged yield
•

Significant organic and external growth opportunities
•

Long-lived, diversified multi-pay properties
•

Demonstrated reserve replacement capability
•

Long-term hedges in place
•

Low level of debt
•

MLP structure with no IDRs

Adjusted EBITDA Reconciliation
This presentation, the financial tables and other supplemental information, including the reconciliations of certain non-generally accepted accounting principles ("non-GAAP")
measures to their nearest comparable generally accepted accounting principles
("GAAP") measures, may be used periodically by management when discussing
Legacy's financial results with investors and analysts and they are also available on
Legacy's website under the Investor Relations tab.  Adjusted EBITDA is defined in our revolving credit facility as net income (loss) plus interest expense; depletion, depreciation, amortization and accretion; impairment of long-lived assets; (gain) loss on sale of partnership investment; (gain) loss on sale of assets; equity in (income) loss of partnerships; non-cash compensation expense and unrealized (gain) loss on oil and natural gas swaps.  Adjusted EBITDA is presented as management believes it provides additional information and metrics relative to the performance of Legacy's business, such as the cash distributions we expect to pay to our unitholders, as well as our ability to meet our debt covenant compliance tests. Management believes that these financial measures indicate to investors whether or not cash flow is being generated at a level that can sustain or support an increase in our quarterly distribution rates. Adjusted EBITDA may not be comparable to a similarly titled measure of other publicly traded limited partnerships or limited liability companies because all companies may not calculate
Adjusted EBITDA in the same manner.

($ in thousands)	Quarter Ended 6-30-06	9-30-06	12-31-06	3-31-07	LTM
Net income (loss)	$ (5,342)	$ 13,944	$ (2,312)	$ (4,757)	$ 1,533
Plus:					-
Interest expense	1,210	1,857	2,133	625	5,825
Depletion, depreciation,					-
amortization and accretion	4,967	5,346	5,693	5,295	21,301
Impairment of long lived assets	-	8,573	7,540	90	16,203
Loss on sale of assets	-	-	42		42
Non-cash compensation expense				148	148
Unrealized (gain) loss on oil					-
and natural gas swaps	9,725	(22,734)	(1,835)	9,688	(5,156)
Adjusted EBITDA	$ 10,560	$ 6,986	$ 11,261	$ 11,089	$ 39,896

LEGACY RESERVES

                  Note: Adjusted EBITDA is a non-GAAP financial measure.
Adjusted EBITDA Reconciliation